UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A (Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2006

DynCorp International Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32869	01-0824791
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3190 Fairview Park Drive, Suite 350, Falls Church, Virginia		22042
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (571) 722-0210

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events.

On November 10, 2006, DynCorp International Inc. (the “Company”) issued a press release correcting certain adjusted EBITDA figures for the three and six months ended September 30, 2005.  This amended Form 8-K is provided to correct the inadvertent omission from the press release issued on November 8, 2006 of certain one-time compensation expenses from the adjusted EBITDA figures for the three and six months ended September 30, 2005.  A copy of the November 10, 2006 press release is being furnished as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.

Item 9.01.         Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Description of Exhibit
99.1	DynCorp International Inc. press release dated November 10, 2006 announcing corrected EBITDA figures for the three and six months ended September 30, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DynCorp International Inc.

Date: November 13, 2006	/s/ Michael J. Thorne
Michael J. Thorne
Senior Vice President, Chief Financial Officer and Treasurer